WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2007
AS SUPPLEMENTED MARCH 31, 2008

The information below supplements and supersedes the disclosure under “William Blair Large Cap Growth Fund – Portfolio Management” in the Investment Objectives and Principal Investment Strategies section of the Prospectuses.

The Large Cap Growth Fund is co-managed by James S. Golan, John F. Jostrand and Tracy McCormick.  These three individuals are responsible for investment strategy, asset allocation, portfolio construction, the majority of research of companies in the Fund's portfolio of investments, and security selection.

All portfolio decisions regarding stock selection and portfolio construction are made jointly by the three Fund managers. Informal meetings take place daily among the three members of this management team. It is from these frequent meetings that the portfolio is constructed. Each team member is responsible for sponsoring a stock for inclusion in the portfolio, and it is up to him or her to gather all research from the resources available. Ultimately, each manager must then convince the other co-managers to agree that the Fund should own that stock.

Tracy McCormick, a principal with William Blair & Company, L.L.C., has co-managed the Fund since 2008.  She began her career in the securities industry in 1979 and joined William Blair in 2003.  Since 2003, she has served as a portfolio manager to institutional and individual accounts and has been a member of William Blair’s healthcare and technology research teams.  Before joining the firm, Tracy managed individual portfolios and a mid-cap institutional growth product at Northern Trust and served as a managing director at Scudder Kemper Investments.  While at Scudder Kemper, Tracy managed several products, including the Kemper Blue Chip and Kemper Technology Funds. She also has extensive experience as a securities analyst with coverage in the technology, aerospace/defense, REITs, telecom services, media, and industrials sectors.  Currently, she is a member of Children's Home and Aid Metro Board.  Education: B.A. Accounting, Michigan State University; M.B.A. Finance, Michigan State University.

The information below supplements and supersedes the disclosure under “William Blair Bond Fund – Portfolio Management” in the Investment Objectives and Principal Investment Strategies section of the Prospectuses.

The portfolio managers have changed for the William Blair Bond Fund.  The Bond Fund is managed by James S. Kaplan and Christopher T. Vincent.

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2007,
AS SUPPLEMENTED MARCH 31, 2008

The information below supplements the information on the Funds’ portfolio managers in the “Management of the Trust – Investment Advisor” section of the Statement of Additional Information.

Tracy McCormick is responsible for the management of the Large Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts*	1,301	$3,149,670,589	0	$0
_________________
*	These accounts will be transitioned to another manager within the Advisor’s organization after April 1, 2008.

Ms. McCormick is a principal of the Advisor and as of April 1, 2008, her compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus.  The discretionary bonus as well as any potential changes to Ms. McCormick’s ownership stake is determined by the head of the Advisor's Investment Management Department, subject to the approval of the Advisor's Executive Committee and is based entirely on a qualitative assessment rather than a formula.  The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Advisor and its clients.  Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance, and to the Advisor's revenue, profitability, intellectual capital and brand reputation.  The compensation process is a subjective one that takes into account the factors described above.  Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance.  In addition, there is no particular weighting or formula for evaluating the factors.

The following table sets forth, for Ms. McCormick, the dollar range of shares owned in the Fund she manages as of March 28, 2008.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Tracy McCormick	Large Cap Growth Fund	$10,001-$50,000

The portfolio managers have changed for the William Blair Bond Fund.  The Bond Fund is managed by James S. Kaplan and Christopher T. Vincent.

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with the Statement of Additional Information for future reference.